Exhibit 15.1

Consent of Proposed Director

The undersigned hereby consents to being named in the Offering Statement on Form 1-A (the "Offering Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (including any amendments and supplements thereto) as a person who is about to become a director on the board of directors of Century Next Financial Corporation in connection with the merger of Century Next Financial Corporation and Ashley Bancstock Company.  The undersigned also consents to the filing of this consent as an exhibit to the Offering Statement (including any amendments and supplements thereto).

Dated: August 29, 2018

/s/Herbert R. Hutchison
Herbert R. Hutchison

Consent of Proposed Director

The undersigned hereby consents to being named in the Offering Statement on Form 1-A (the "Offering Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (including any amendments and supplements thereto) as a person who is about to become a director on the board of directors of Century Next Financial Corporation in connection with the merger of Century Next Financial Corporation and Ashley Bancstock Company.  The undersigned also consents to the filing of this consent as an exhibit to the Offering Statement (including any amendments and supplements thereto).

Dated: August 29, 2018

/s/C. Maxwell Pope
C. Maxwell Pope

Consent of Proposed Director

The undersigned hereby consents to being named in the Offering Statement on Form 1-A (the "Offering Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (including any amendments and supplements thereto) as a person who is about to become a director on the board of directors of Century Next Financial Corporation in connection with the merger of Century Next Financial Corporation and Ashley Bancstock Company.  The undersigned also consents to the filing of this consent as an exhibit to the Offering Statement (including any amendments and supplements thereto).

Dated: August 29, 2018

/s/Michael F. Webb
Michael F. Webb